UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2014

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CHIQUITA BRANDS INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

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New Jersey	1-1550	04-1923360
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 South Caldwell Street, Charlotte, North Carolina 28202

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (980) 636-5000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amendment No. 1 to the Transaction Agreement

As previously announced, on March 10, 2014, Chiquita Brands International, Inc., a New Jersey corporation (“Chiquita”), Fyffes plc, a public limited company organized under the laws of Ireland (“Fyffes”), ChiquitaFyffes Limited (formerly known as Twombly One Limited), a private limited company organized under the laws of Ireland (“ChiquitaFyffes”), CBII Holding Corporation, a Delaware corporation and wholly owned subsidiary of ChiquitaFyffes (“US Holdco”), and Chicago Merger Sub, Inc., a New Jersey corporation and wholly owned subsidiary of US Holdco (“Merger Sub”) entered into a transaction agreement (the “Transaction Agreement”), pursuant to which Fyffes will combine with Chiquita (the “Combination”). Pursuant to the transactions contemplated by the Transaction Agreement, ChiquitaFyffes will acquire all of the outstanding shares of Fyffes from Fyffes shareholders for newly issued ordinary shares of ChiquitaFyffes pursuant to a scheme of arrangement under Section 201 of the Irish Companies Act of 1963 (the “Scheme”). Immediately following and conditioned upon the consummation of the Scheme, Merger Sub will merge with and into Chiquita (the “Merger”), with Chiquita surviving the Merger. As a result of the Scheme and the Merger, both Chiquita and Fyffes will become wholly owned subsidiaries of ChiquitaFyffes.

On September 25, 2014, Chiquita, Fyffes, ChiquitaFyffes, US Holdco and Merger Sub entered into Amendment No. 1 to the Transaction Agreement (the “Amendment”), so that, among other things, at the effective time of the Scheme, the holder of each Fyffes ordinary share issued and outstanding immediately prior to completion of the Scheme will obtain the right to receive from ChiquitaFyffes 0.1113 of a ChiquitaFyffes ordinary share. Upon completion of the Combination, Chiquita shareholders are now expected to own approximately 59.6% of ChiquitaFyffes, an increase from 50.7% under the unamended Transaction Agreement, and Fyffes shareholders are now expected to own approximately 40.4% of ChiquitaFyffes, on a fully diluted basis. The Amendment also provides that Fyffes will have the right to terminate the Transaction Agreement if Chiquita shareholder approval is not obtained on or prior to October 24, 2014. In such event, Fyffes may be entitled to a termination fee if Chiquita enters into another transaction within nine months.

Supplemental Expenses Reimbursement Agreement

In addition, on September 25, 2014, Chiquita and Fyffes entered into a Supplemental Expenses Reimbursement Agreement (“Supplemental ERA”). Under the Supplemental ERA, Chiquita has agreed to pay Fyffes an amount equal to 3.5% of the total value attributable to the issued share capital of Chiquita that is the subject of the Merger (calculated based on the closing price of Chiquita common stock on the business day immediately preceding the event giving rise to the payment obligation) if the Transaction Agreement is terminated under certain specified circumstances as detailed in Transaction Agreement, as amended.

The foregoing description of the terms of the Amendment and the Supplemental ERA are only summaries, do not purport to be complete, and are qualified in their entirety by the complete text of the Amendment and the Supplemental ERA, copies of which are filed as Exhibits 2.1 and 2.2 hereto, respectively, and incorporated herein by reference. The documents attached hereto have been included to provide investors with information regarding their terms. The Transaction Agreement, as amended, contains representations and warranties made by and to the parties thereto as of specific dates. The statements embodied in those representations and warranties were made for purposes of the contracts between the parties and may be subject to qualifications and limitations agreed by the parties in connection with negotiating the terms of those contracts. In addition, certain representations and warranties were made as of a specified date, may be subject to a contractual standard of materiality different from those generally applicable to investors, or may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts.

Item 8.01 Other Events.

On September 26, 2014, Chiquita and Fyffes issued a joint press release announcing entry into the Amendment and the Supplemental ERA.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the proposed combination of Chiquita and Fyffes or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Additional Information Has Been Filed and Will Be Filed With The SEC

ChiquitaFyffes has filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that includes a Proxy Statement that also constitutes a Prospectus of ChiquitaFyffes. The registration statement was declared effective by the SEC on July 25, 2014. The Form S-4 also includes the Scheme Circular and Explanatory Statement required to be sent to Fyffes shareholders for the purpose of seeking their approval of the combination. Each of Chiquita and Fyffes has completed mailing to their respective shareholders the definitive Proxy Statement/Prospectus/Scheme Circular in connection with the proposed combination of Chiquita and Fyffes and related transactions. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS/SCHEME CIRCULAR (INCLUDING THE SCHEME EXPLANATORY STATEMENT) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CHIQUITA, FYFFES, CHIQUITAFYFFES, THE COMBINATION AND RELATED MATTERS. Investors and security holders are able to obtain free copies of the definitive Proxy Statement/Prospectus/Scheme Circular (including the Scheme) and other documents filed with the SEC by ChiquitaFyffes, Chiquita and Fyffes through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders are able to obtain free copies of the definitive Proxy Statement/Prospectus/Scheme Circular (including the Scheme) and other documents filed by Chiquita, Fyffes and ChiquitaFyffes with the SEC by contacting Chiquita Investor Relations at: Chiquita Brands International, Inc., c/o Corporate Secretary, 550 South Caldwell Street, Charlotte, North Carolina 28202 or by calling (980) 636-5000, or by contacting Fyffes Investor Relations at c/o Seamus Keenan, Company Secretary, Fyffes, 29 North Anne Street, Dublin 7, Ireland or by calling + 353 1 887 2700.

Participants In The Solicitation

Chiquita, Fyffes, ChiquitaFyffes and their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the combination. Information about the directors and executive officers of Fyffes is set forth in its Annual Report for the year ended December 31, 2013, which was published on April 11, 2014 and is available on the Fyffes website at www.fyffes.com. Information about the directors and executive officers of Chiquita is set forth in its Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on March 4, 2014 and its proxy statement for its 2014 annual meeting of shareholders, which was filed with the SEC on April 11, 2014. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the definitive Proxy Statement/Prospectus/Scheme Circular described above and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

This communication contains certain statements that are “forward-looking statements.” These statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of Chiquita and Fyffes, including: the customary risks experienced by global food companies, such as prices for commodity and other inputs, currency exchange fluctuations, industry and competitive conditions (all of which may be more unpredictable in light of continuing uncertainty in the global economic environment), government regulations, food safety issues and product recalls affecting Chiquita and/or Fyffes or the industry, labor relations, taxes, political instability and terrorism; unusual weather events, conditions or crop risks; continued ability of Chiquita and Fyffes to access the capital and credit markets on commercially reasonable terms and comply with the terms of their debt instruments; access to and cost of financing; and the outcome of pending litigation and governmental investigations involving Chiquita and/or Fyffes, as well as the legal fees and other costs incurred in connection with these items. Readers are cautioned that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Forward-looking statements relating to the combination involving Fyffes and Chiquita include, but are not limited to: statements about the benefits of the combination, including expected synergies and future financial and operating results; Fyffes and Chiquita’s plans, objectives, expectations and intentions; the expected timing of completion of the combination; and other statements relating to the combination that are not historical facts. Forward-looking statements involve estimates, expectations and projections and, as a result, are subject to risks and uncertainties. There can be no assurance that actual results will not materially differ from expectations. Important factors could cause actual results to differ materially from those indicated by such forward-looking statements.

With respect to the combination, these factors include, but are not limited to: risks and uncertainties relating to the ability to obtain the requisite Fyffes and Chiquita shareholder approvals; the risk that Fyffes or Chiquita may be unable to obtain governmental and regulatory approvals required for the combination, or required governmental and regulatory approvals may delay the combination or result in the imposition of conditions that could reduce the anticipated benefits from the combination or cause the parties to abandon the combination; the risk that a condition to closing of the combination may not be satisfied; the length of time necessary to consummate the combination; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the combination may not be fully realized or may take longer to realize than expected; disruption arising as consequence of the combination making it more difficult to maintain existing relationships or establish new relationships with customers, employees or suppliers; the diversion of management time on transaction-related issues; the ability of the combined company to retain and hire key personnel; the effect of future regulatory or legislative actions on the companies; and the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect.

These risks, as well as other risks associated with the combination, are more fully discussed in the Proxy Statement/Prospectus/Scheme Circular that is included in the Registration Statement on Form S-4 that was filed with the SEC in connection with the combination and are contained in the definitive Proxy Statement/Prospectus/Scheme Circular mailed to shareholders. Additional risks and uncertainties are identified and discussed in Chiquita’s reports filed with the SEC and available at the SEC’s website at www.sec.gov and in Fyffes reports filed with the Registrar of companies available at Fyffes website at www.fyffes.com. Forward-looking statements included in this document speak only as of the date of this document. Neither Chiquita nor Fyffes undertakes any obligation to update its forward-looking statements to reflect events or circumstances after the date of this communication.

No statement in this communication is intended to constitute a profit forecast for any period, nor should any statements be interpreted to mean that earnings or earnings per share will necessarily be greater or lesser than those for the relevant preceding financial periods for Chiquita, or Fyffes or ChiquitaFyffes, as appropriate. No statement in this communication constitutes an asset valuation.

STATEMENT REQUIRED BY THE TAKEOVER RULES

The directors of Chiquita accept responsibility for the information contained in this announcement other than that relating to Fyffes and the Fyffes Group and the directors of Fyffes and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the directors of Chiquita (who have taken all reasonable care to ensure that such is the case), the information contained in this announcement for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NO.	DESCRIPTION

2.1	Amendment No. 1 to the Transaction Agreement, dated September 25, 2014, between Chiquita, Fyffes, ChiquitaFyffes, US Holdco and Merger Sub
2.2	Supplemental Expenses Reimbursement Agreement, dated September 25, 2014, between Chiquita and Fyffes
99.1	Press Release dated September 26, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2014

CHIQUITA Brands International, Inc.

By:	/s/ James E. Thompson
James E. Thompson
Executive Vice President, General Counsel
and Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

2.1	Amendment No. 1 to the Transaction Agreement, dated September 25, 2014, between Chiquita, Fyffes, ChiquitaFyffes, US Holdco and Merger Sub
2.2	Supplemental Expenses Reimbursement Agreement, dated September 25, 2014, between Chiquita and Fyffes
99.1	Press Release dated September 26, 2014